                                                                   EXHIBIT 10.58

                           CONSENT AND WAIVER UNDER
                           ------------------------
                      NOTE AND WARRANT PURCHASE AGREEMENT
                      -----------------------------------

     CONSENT AND WAIVER, dated as of February 7, 2000 (this "Consent"), to the
                                                             -------
Note and Warrant Purchase Agreement referred to below by and among EASYRIDERS, INC. (the "Parent"), PAISANO PUBLICATIONS, INC. (as successor by merger with
           ------
Easyriders Sub II, Inc.) (the "Company") and NOMURA HOLDING AMERICA INC. (the
                               -------
"Purchaser").
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                              W I T N E S S E T H
                              -------------------

         WHEREAS, the Parent, the Company and the Purchaser are parties to that certain Note and Warrant Purchase Agreement, dated as of September 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Note
                                                                    ----
Purchase Agreement");
------------------

          WHEREAS, the Parent, the Company, and Easyriders Franchising, Inc. have entered into a Settlement Agreement and Mutual General Release (the "Release"), a copy of which is attached as Annex 1, in respect of certain
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litigation brought by Steel Horses, Inc. and its affiliates (the "Claimants");
                                                                  ---------

          WHEREAS, in connection with the Release, (i) the Company, and Easyriders Franchising, Inc. have delivered a promissory note (the "Note") to
                                                                    ----
certain; of the Claimants which provides for certain monthly payments to be made through February 2002 and (ii) the Parent has issued to certain of the Claimants 400,000 shares of its Common Stock;

          WHEREAS, (i) for the period ended September 30, 1999, the Company failed to comply with its covenant to maintain maximum Leverage Ratio, minimum Consolidated EBITDA and minimum Interest Coverage Ratio as required by Sections 10.18(c), (d)and (e), respectively, of the Note Purchase Agreement, and (ii)for the period ended December 31, 1999, the Company failed to comply with (x) its covenant as to maximum Operating Leases as required by Section 10.11 of the Note Purchase Agreement, and (y) its covenant to maintain minimum Consolidated Net Worth, maximum Leverage Ratio, minimum Consolidated EBITDA and minimum Interest Coverage Ratio as required by Sections 10.18(b), (c), (d) and (e), respectively, of the Note Purchase Agreement, and each such noncompliance set forth in clause
(i) and (ii) above constitutes an Event of Default (collectively, the "Financial
                                                                       ---------
Covenant Event of Default"); and
-------------------------

         WHEREAS, the Purchaser has agreed to consent to certain actions, which are otherwise prohibited under the Note Purchase Agreement, in the manner, and on the terms and conditions, provided for herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall
             -----------
have the meanings ascribed to them in the Note Purchase Agreement.

          2. Consent and Waiver.
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          (a)  Consent. (i) The Purchaser consents to (x) the delivery of the
               -------
Note and (y) so long as no Default or Event of Default shall then exist or result therefrom, the payment by the Company of scheduled principal payments in respect of the Note (as set forth in the form of Note attached hereto).

          (ii) Notwithstanding the existing Events of Default, the Purchaser hereby consents and agrees that on the Consent Effective Date, the Company shall be permitted to issue and sell to Purchaser Revolving Notes in an aggregate amount not exceeding $325,000 subject to all other terms and conditions set forth in the Note Purchase Agreement.

          (b)  Waiver. The Purchaser hereby waives the Event of Default
               ------
     resulting solely from the principal payment on the Note made on or about January 20, 2000.

          3.  Acknowledgment of Event of Default.  The Parent and the Company
              ----------------------------------
hereby acknowledge and agree that (w)the Financial Covenant Event of Default has occurred and is continuing, (x) the Purchaser has not exercised its rights and remedies under the Note Purchase Agreement and the other Note Documents with respect to the Financial Covenant Event of Default and that, as a result of the Financial Covenant Event of Default, Purchaser has the immediate right to exercise any and all rights and remedies under the Note Documents, including without limitation the right to terminate any commitment to make further extensions of credit, declare all or any portion of the Obligations to be immediately due and payable, charge interest at the Default Rate and to exercise any and all rights and remedies under the Note Documents with respect to the Collateral, (y) the current non-exercise of rights, remedies, powers and privileges by the Purchaser under the Note Documents with respect to the Financial Covenant Event of Default, and any future such non-exercise thereof with respect to the Financial Covenant Event of Default (except to the extent as evidenced by a written instrument, executed and delivered in accordance with the provisions of Section 14.1 of the Note Purchase Agreement), shall not be, and shall not be construed as, a waiver of any of the Purchaser's rights, remedies, powers or privileges, and (z) the Purchaser has reserved its rights, and has the right, to fully invoke any and all of its rights, remedies, powers or privileges under the Note Purchase Agreement and all other Note Documents at any time it deems appropriate in respect of the Financial Covenant Event of Default. This Agreement shall constitute a Note Document. The breach by Parent and Company of any representation, warranty, covenant or agreement in this Agreement shall constitute an Event of Default hereunder and under the other Note Documents.

          4.  Representations and Warranties. To induce the Purchaser to
              ------------------------------
enter into this Consent, each of the Parent and the Company, jointly and severally, hereby represents and warrants to the Purchaser that:

         (a) Corporate Power.  The execution, delivery and performance of this
             ---------------
Consent are within its corporate power and have been duly authorized by all necessary corporate and shareholder action.

         (b) Due Execution and Delivery. This Consent has been duly executed and
             --------------------------
delivered by or on behalf of each of the Parent and the Company.

         (c) Binding Effect.  This Consent constitutes a legal, valid and
             --------------
binding obligation of each of the Parent and the Company enforceable against such Person, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (d) No Defaults.  Except for the Financial Covenant Event of
              -----------
Default, no Default or Event of Default has occurred and is continuing after giving effect to the waivers set forth in Section 2(b)hereof.

          (e) Representations and Warranties True. The representations and
              -----------------------------------
warranties of the Parent and the Company contained in the Note Purchase Agreement and each other Note Document (including without limitation the Note Documents delivered pursuant to the Consent) shall be true and correct on and as of the Consent Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

          5.  Effectiveness. This Consent shall become effective as of
              -------------
February 7, 2000 (the "Consent Effective Date") only upon satisfaction in full
                       ----------------------
in the judgment of the Purchaser of each of the following conditions on or prior to February 7, 2000:

          (a) Consent.  The Purchaser shall have received four (4) original
              -------
copies of this Consent duly executed and delivered by the Parent and the Company.

          (b) Representations and Warranties True. The representations and
              -----------------------------------
warranties of the Parent and the Company contained in this Consent shall be true and correct on and as of the Consent Effective Date.

          (c) Proceedings Satisfactory. All corporate and other proceedings
              ------------------------
taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request, including certificates as to the incumbency and signatures of each of the officers of the Parent and the Company who shall execute this Consent on behalf of such Person.

          (d)  Fees.  On or before the Consent Effective Date, the Company shall
               ----
have paid to the Purchaser all costs and expenses owing in connection with the preparation of this Consent (including, without limitation, any legal fees and expenses).

          (e) Capital Contribution. Parent shall have received from Martin and
              --------------------
Teresi not less than $500,000, in the aggregate, in cash as a contribution to Parent's common equity, on terms and conditions satisfactory to Purchaser.

          (f) Release; Notes.  The Purchaser shall have received from the
              --------------
Company true and correct copies of the Release and the Note.

          6.  No Other Amendments/Waivers. The Note Purchase Agreement shall be
              ---------------------------
unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 2 hereof, this Consent shall not be deemed a consent to any action under, or a waiver of any term or condition of, the Note Purchase Agreement or any Note Document and shall not be deemed to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Note Purchase Agreement or any Note Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          7.  Outstanding Indebtedness; Waiver of Claims.  Parent and Company
              ------------------------------------------
hereby acknowledge and agree that (i) as of February 1, 2000 the aggregate outstanding principal amounts of the Term Notes and Revolving Notes are $16,295,588 and $4,375,000, respectively; and that such principal amounts are payable pursuant to the Note Documents, without defense, offset, withholding, counterclaim or deduction of any kind (all of which are hereby waived by Parent and Company) and (ii) all of the Obligations are secured by a first priority security interest in all of the Collateral, and such security interest remains in full force and effect. Each of Parent, Company and each other Credit Party executing this Consent hereby acknowledges that it has no claims against Purchaser, the participants and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the "Indemnified Person"), and hereby
                                         ------------------
waives, releases, remises and forever discharges Purchaser and each other Indemnified Person from any and all claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any Indemnified Person prior to and including the Consent Effective Date, and in any way directly or indirectly arising out of or in any way connected to the Note Purchase Agreement, this Consent or any other Note Document.

          8.  GOVERNING LAW.  THIS CONSENT SHALL BE GOVERNED BY, CONSTRUED AND
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INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          9.  Counterparts.  This Consent may be executed by the parties hereto
              ------------
on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           [Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.

                                    EASYRIDERS, INC.

                                    By:  /s/ J. Robert Fabregas
                                       ---------------------------------
                                        Name:  J. Robert Fabregas
                                        Title: CHIEF FINANCIAL OFFICER


                                        PAISANO PUBLICATIONS, INC. (as
                                        successor by merger with EASYRIDERS
                                        SUB II, INC.)


                                    By:  /s/ J. Robert Fabregas
                                       ---------------------------------
                                        Name:  J. Robert Fabregas
                                        Title: EXECUTIVE VICE PRESIDENT


                                    NOMURA HOLDING AMERICA INC.

                                    By:  /s/ Joseph R. Schmuckler
                                       ---------------------------------
                                        Name:  Joseph R. Schmuckler
                                        Title: EXECUTIVE MANAGING DIRECTOR


Each of the undersigned hereby acknowledges and consents to the consents and waivers to the Note Purchase Agreement affected by this Consent and hereby confirms and agrees that its obligations under the Note Documents shall continue without any diminution thereof and shall remain in full force and effect without amendment or modification on and after the effectiveness of this Consent.

ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written above.


EASYRIDERS OF COLUMBUS, INC.

By: /s/ J. Robert Fabregas
   -----------------------------
    Name:  J. Robert Fabregas
    Title: Secretary


EASYRIDERS FRANCHISING, INC.

By: /s/ J. Robert Fabregas
   -----------------------------
    Name:  J. Robert Fabregas
    Title: Secretary


TERESI, INC.

By: /s/ J. Robert Fabregas
   -----------------------------
    Name:  J. Robert Fabregas
    Title: Secretary


BROS CLUB, INC.

By: /s/ J. Robert Fabregas
   -----------------------------
    Name:  J. Robert Fabregas
    Title: Secretary


ASSOCIATED RODEO RIDERS ON WHEELS

By: /s/ J. Robert Fabregas
   -----------------------------
    Name:  J. Robert Fabregas
    Title: Secretary